SHARE PREMIUM ACCOUNT (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure For Share Premium Account Explanatory [Abstract]
Disclosure of share premium accounts
	2018 £m	2017 £m	2016 £m
At 1 January	17,634	17,622	17,412
Issued under employee share schemes	85	12	–
Redemption of preference shares[1]	–	–	210
At 31 December	17,719	17,634	17,622
1	During the year ended 31 December 2016, the Company redeemed all of its outstanding 6.267% Non-cumulative Fixed to Floating Rate Callable US Dollar Preference Shares at their combined sterling equivalent par value of £210 million. These preference shares had been accounted for as subordinated liabilities. On redemption an amount of £210 million was transferred from the distributable merger reserve to the share premium account.